                                                                    Exhibit 23.1
                                                                    ------------

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (Nos. 33-80871, 33-98148 and 33-98150) of Transpro, Inc.
of our report dated March 16, 2005, except for Note 19 which is as of May 23,
2005, relating to the financial statements and the financial statement schedule, which appears in this Form 8-K.

/s/ BDO Seidman, LLP
New York, NY
June 14, 2005